EXHIBIT 31.2
CERTIFICATION UNDER SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, R. Michael Carruthers, Chief Financial Officer, certify that:
1.	I have reviewed this amendment no. 1 to annual report on Form 10-K/A of Array BioPharma Inc.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: November 9, 2010	/s/ R. Michael Carruthers
R. Michael Carruthers
Chief Financial Officer